UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2012

Asia Carbon Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-167090	26-2895795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 E. 86th Street, Suite 19B New York, New York 10028-0501
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (646) 623-6999

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On December 18, 2012, the Company is presenting at Dealflow Media Conference at The New York Marriott Marquis.  Attached hereto as Exhibit 99.1 and made part of this report, is a copy of the presentation of the Company’s at the conference.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Company investor presentation presented at the Dealflow Media Conference on December 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASIA CARBON INDUSTRIES, INC.

Date: December 18, 2012	By:	/s/ Guoyun Yao
Guoyun Yao
Chairman and Chief Financial Officer